Defined Assets Funds [R]

Select Series
1999
C

Capital Appreciation
Quantitative Research
IRA Ideal!

Standard & Poor's
Intrinsic Value
Portfolio

A Value Approach to
Selecting Growth Stocks

[ML logo] Merrill Lynch

At one time, it was thought that intrinsic value was the same as "book" or liquidation value. Intrinsic value, however, goes beyond these traditional measurements - seeking instead to assess a stock's earnings value. This evaluation is concerned with a company's business worth and its earnings potential. Now, Defined Asset Fund [R] offers you an opportunity to invest in stocks with potentially high relative intrinsic values, with our... Standard & Poor's* Intrinsic Value Portfolio

The Portfolio

The Standard & Poor's Intrinsic Value Portfolio seeks capital appreciation by investing in stocks believed to have the potential for growth, based on a combination of fundamental and valuation measurements. After about a year, we intend to reapply the screening process to select a new Portfolio. At that time, you may roll your proceeds into the new Portfolio, if available, or redeem your investment. Although this Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

Determining Intrinsic Value

As our Portfolio Consultant, Standard and Poor's uses this approach (illustrated at right) to determine whether a stock's current market price justifies its purchase. The goal is to identify stocks with intrinsic values higher than their current market


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prices. Toward this end, Standard & Poor's developed a proprietary analytical process that uses a combination of fundamental and valuation measurements to identify stocks believed to have growth potential. The process uses a quantitative analysis and a series of screens to select the Portfolio stocks.

* "Standard & Poor's" is a trademark of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's.

Free Cash Flow                              Compustat Database
greater than $20 million                    10,158 Stocks

Net Margins                                 1,491 Stocks
of 15% or more

Return on Equity                            229 Stocks
of 15% or more

Market Acceptance                           88 Stocks

Eliminate Overpriced Stocks                 50 Stocks

Defined Asset Funds Liquidity Screen        27 Stocks
                                            Intrinsic Value Portfolio

The Screening Process

Companies with High Free Cash Flow

Free Cash Flow of more than $20 million for the last year. This measure is calculated by adding a company's net income, depreciation and amortization, and then subtracting its capital expenditures. This is intended to identify companies with high positive cash flows.

Profitability
Net Profit Margins of 15% or more for the last year. This represents net income, divided by sales. It measures a company's franchise value.

Return on Equity of more than 15% for the last three fiscal years and the last four quarters. Return on equity is net income as a percentage of common equity. This is intended to measure how efficiently the company is using its capital.

Market Acceptance


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Good value of reinvested earnings. To pass this screen, growth in retained capitalization must exceed growth in retained earnings of the company over the last five years. This screen selects companies that have been able to add more than a dollar of market value for every additional dollar of earnings retained. This measures market acceptance and momentum.

Eliminate Overpriced Stocks
Stock trades below Intrinsic Value. Only stocks whose current price is lower than the present value of their estimated free cash flow, as calculated by Standard & Poor's, will be included.

Liquidity
Defined Asset Funds reviews the remaining stocks for market capitalization, liquidity and other factors. Only the stocks that pass all of the screens are included in the Standard & Poor's Intrinsic Value Portfolio.


A DEFINED PORTFOLIO

Company                                     Symbol                % of Portfolio

Technology: Semiconductors/Software                             18%

Altera Corporation                          ALTR
Designs, manufactures and markets
programmable logic devices and
associated development tools.

Cognos Inc.+                                COGN
Supplies business intelligence software
and develops software tools for application development.

Compuware Corporation                       CPWR
Provides software products and
professional services to information
technology businesses using mainframe
and client/server systems.

Gentex Corporation                          GNTX
Designs, makes and markets electro-optic technology products worldwide.


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Intel Corporation                           INTC
Designs, manufactures and sells computer components and related products.

Medical-Drugs/Health Care                   15%

Abbott Laboratories                         ABT
Discovers, develops, manufactures and
sells a broad line of health-care products and services.

Biovail Corporation International +         BVF
Formulates, clinically tests, registers
and manufactures drug products using
advanced drug delivery technologies.

Lincare Holdings, Inc.                      LNCR
Supplies oxygen and other vital
respiratory therapy services to
in-home patients.

Techne Corporation                          TECH
Manufactures and distributes
biological products through Research
and Diagnostic Systems, Inc.

Investment Management/Technology                                15%

Franklin Resources, Inc.                    BEN
Offers investment management,
marketing, distribution and other
services to investment companies
and individuals.

Investment Technology Group, Inc.           ITG
Provides technology-based equity
trading services and transaction
research to institutional investors
and brokers.

The John Nuveen Company                     JNC
Provides investment advisory services,
specializing in mutual funds, exchange-



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traded funds and unit trusts, as well as
investment banking and asset
management services.

T.Rowe Price Associates, Inc.               TROW
An investment advisor to T.Rowe
Price Mutual Funds, other sponsored
investment products and private accounts.

Loans/Mortgage                                                  11%

AmeriCredit Corporation                     ACF
Specializes in purchasing, securitizing
and servicing automobile loans using
strategic alliances with select auto
groups and banks.

MGIC Investment Corporation                 MTG
Provides private mortgage insurance to
lending institutions in the U.S., as well as related underwriting and contract services.

SLM Holding Corporation                     SLM
Commonly known as Sallie Mae,
provides financing and services to
the U.S. higher education credit market.

Building Products                                                7%

Centex Construction Products, Inc.          CXP
Produces and sells cement, aggregates,
ready-mixed concrete and gypsum
wallboard for construction purposes in
the U.S.

Southdown, Inc.                             SDW
Manufactures cement and ready-mix
concrete; mines, processes and sells
construction aggregates and specialty
mineral products.

Commercial Services                                             7%


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Pre-Paid Legal Services, Inc.               PPD
Develops, underwrites and markets
legal service plans. The company's plans provide for or reimburse will preparation, traffic violation defense and other legal services across the U.S.

Viad Corporation                            VVI
Markets payment services, convention
and event services and airline catering
to retail and financial locations
throughout the U.S.

Insurance                                                        7%

Brown & Brown, Inc.                         BRO
Markets and sells property and casualty
insurance products and services.

Mutual Risk Management Limited +            MM
Provides risk-management services for
clients who need an alternative to
commercial insurance.

Instruments-Scientific                                           4%

Dionex Corporation                          DNEX
Develops, manufactures, markets and
sells chromatography systems for
chemical analysis.

Machinery                                                        4%

Dover Corporation                           DOV
Makes a variety of specialized industrial products and manufacturing equipment.

Metal Processors                                                 4%

Kaydon Corporation                          KDN
Designs, manufactures and sells
custom-engineered products
including filters, shaft seals,


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



bearing systems and components.

Multimedia                                                       4%

Gannett Company, Inc.                       GCI
Publishes various daily newspapers,
including USA Today, and magazines.
Also operates television stations and
cable systems throughout the U.S.

Telecommunications                                               4%

Plantronics, Inc.                           PLT
Manufactures, markets and provides
communication headset products to
telephone companies and businesses
worldwide.

Past Performance of Prior Standard & Poor's Intrinsic Value Portfolios

Past performance is no guarantee of future results.

Series From Inception Through 9/30/99
(including annual rollovers)

Inception         Series   Return
11/21/96          C        11.03%
4/2/97            A        17.97
8/6/97            B        3.16

Most Recently Completed Portfolio

Period            Series   Return
12/3/97-1/15/99   C        13.15%
4/13/98-5/21/99   A        16.95
8/10/98-9/10/99   B        27.02

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Return for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.


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


+This is a foreign corporation. The current annual dividends, if any, may be subject to withholding tax.

Defined Asset Funds [R]

Buy With Knowledge o  Hold With Confidence

EQUITY INVESTOR FUNDS

Other Select Series

Select Ten Portfolio (DJIA)
United Kingdom Portfolio (Financial Times Index)
Institutional Holdings Portfolio
Multinational Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select S&P Industrial Portfolio
Select Standard & Poor's Industry Turnaround Portfolio

Concept Series

Baby Boom Economy Portfolios [SM]
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

Index Series

S&P 500 Trust
S&P MidCap Trust

FIXED-INCOME FUNDS

Corporate Funds

Government Funds


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Municipal Funds

Defined Asset Funds - Our Philosophy

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important - your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient "buy and hold" structure of a unit investment trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.

At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind -- yours.

Select Today!

You can get started with the Standard & Poor's Intrinsic Value Portfolio for about $250. Call your financial professional for a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Defining your Risks

Please keep in mind the following factors when considering the investment. Your financial professional will be happy to answer any questions you may have.

o The Portfolio is designed for investors who can assume the risks associated with equity investments having above-average price volatility. It may not be appropriate for investors seeking capital preservation or current income.

o There can be no assurance that the Portfolio will meet its objectives, that stock prices will not decrease or that the Portfolio will outperform general market indices, especially during periods of sharply rising stock prices.

o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

A Tax-Efficient Structure


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When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Portfolio for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, investors will defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last ten months of the Portfolio.

                                    As a % of Public          Amount Per
                                    Offering Price            1,000 Units

Initial Sales Charge                     1.00%                   $10.00
Deferred Sales Charge                    1.75%                   $17.50
Maximum Sales Charge                     2.75%                   $27.50
Estimated Annual Expenses
(as a % of net assets)                   0.211%                  $ 2.09
Estimated Organization Costs                                     $ 2.74

If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived.
You will only pay the deferred sales charge

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

Amount Purchased                                  Total Sales Charge as a %
                                                  of Public Offering Price

Less than $50,000                                          2.75%
$50,000 to $99,000                                         2.50%
$100,000 to $249,999                                       2.00%


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$250,000 to $999,999                                       1.75%
$1,000,000 or more                                         1.00%

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

[Recycling logo]  Printed on Recycled Paper

11571BR-12/99

[Copyright] 1999 Merrill, Lynch, Pierce, Fenner & Smith Incorporated. Member
SIPC.

Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.


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